Exhibit 99.1

Investor Overview June 2026

DISCLAIMER 2 This presentation by WhiteFiber, Inc. ("WhiteFiber," the "Company," "we," "our," and "us") is provided for informational purposes only so that you can familiarize yourself with the Company. Although the Company believes the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should not construe the contents of this presentation or other information we may provide as accounting, legal or tax advice or investment recommendations. Forward-Looking Statements This presentation may include express or implied forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by words such as "may," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements about our ability to scale our business and acquire new data centers; the implementation of our business model and strategic plans; our ability to commercialize, manage and grow our business by acquiring new customers; our ability to compete with other companies engaged in our industry; our expectation about market trends; estimates of our expenses, future revenue, capital requirements, needs for additional financing and our ability to obtain additional capital; general economic, industry, and market conditions; and our future financial performance. You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this presentation primarily on our current expectations, estimates, forecasts, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, and prospects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur at all. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled "Risk Factors" and "Forward-Looking Statements and Risk Factors Summary" in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") on March 26, 2026, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on May 14, 2026, and other factors identified in the documents that we have filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Use of Projections This presentation contains projected financial information with respect to WhiteFiber, including the results of our investments and build-out costs, and the financial information included in WhiteFiber's long-term target operating model and illustrative unit economics. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither of the independent registered public accounting firms of WhiteFiber or Enovum Data Centers Corp. have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. Financial Information; Non-GAAP Measures Some of the historical financial information contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any future filing with the SEC. In addition, this presentation also includes financial information , such as EBITDA and Adjusted EBITDA, that has not been prepared in accordance with the accounting principles generally accepted in the United States ("GAAP"). WhiteFiber believes these non-GAAP financial measures, in addition to corresponding GAAP measures, are useful to investors by providing meaningful information about operational efficiency compared to its peers by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. Management believes Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of the Company's operating performance by adjusting EBITDA for certain non-cash and/or non-recurring items that do not reflect ongoing strategic business operations, as reflected in the reconciliation included in the Appendix. Rating agencies and investors may also use EBITDA and Adjusted EBITDA to calculate WhiteFiber's leverage as a multiple of EBITDA and Adjusted EBITDA. WhiteFiber's management uses these non-GAAP financial measures in conjunction with GAAP results when evaluating its operating results internally and determining the appropriate method of funding operations of the Company. EBITDA is calculated by adding back income taxes, interest expense and depreciation and amortization expense to net income. For the periods presented, Adjusted EBITDA is calculated as EBITDA adjusted for net gain from disposal of property, plant and equipment and share-based compensation expense, as reflected in the reconciliation included in the Appendix. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, GAAP financial measures such as net income, and are intended to be helpful supplemental financial measures for investors' understanding of WhiteFiber's operating performance. WhiteFiber's non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies' EBITDA and Adjusted EBITDA measures having the same or similar names. For reconciliations to the most directly comparable GAAP measure, see the Appendix. Industry and Market Data This presentation also contains market data and industry forecasts from certain third-party sources of information, including publicly available industry publications and subscription-based publications. None of such data and forecasts was prepared specifically for us. No third-party source that has prepared such information has reviewed or passed upon our use of the information in this presentation, and no third-party source is quoted or summarized in this presentation as an expert. We believe these data are reliable, but we have not independently verified the accuracy of this information and make no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation.

THE AI INFRASTRUCTURE COMPANY 3 Data Center and Cloud Solutions for AI Workloads

WHITEFIBER TODAY



Iceland(1)
MTL-1
4.0 MW
MTL-2
5.0 MW(2)
MTL-3
7.0 MW
NC-1(5)
99.0 MW
Footprint
Pipeline(3)

~11	MW Online in 2025
~76	MW Online by YE 2026E
~1.5	GW Pipeline[3]
~5,000	NVIDIA GPUs Contracted
20+	Customers[4]
✓	Integrated AI Infrastructure Platform

STRATEGIC RELATIONSHIPS

NSCALE · cerebras · NVIDIA · DELL · SUPERMICRO · hp

WHITEFIBER

Source: Company information as of May 31, 2026; Note: All MW reflected on a gross basis.
(1) Co-location capacity under rental agreement. (2) Development of MTL-2 has been put on hold. (3) Pipeline defined as data center sites for sale and under evaluation by management. (4) Includes customers that have signed definitive agreements but are not yet generating revenue. (5) Total NC-1 power capacity of at least 99.0 gross MW by May 2029 with additional expansion capacity potentially available.

4

INVESTMENT HIGHLIGHTS 01 Contracted Flagship Asset $865M NC-1 total contract value • 10-year, 40 MW IT load agreement with Nscale, with expansion potential beyond initial 40 MW 02 Proven Retrofit Playbook ~6 Months MTL-3 retrofit delivery timeline • Accelerated retrofit delivery with buildout cost of ~$8M to $10M1 per gross MW 03 Cloud Services Momentum >$175M2 recent cloud TCV • May 2026 wins across U.S. owned-fleet and Paris deployments 04 Robust Development Pipeline ~1.5 GW data center pipeline • Large pipeline under review, with at least one near-term site acquisition targeted 05 Power-Backed Site Selection Demand-Led site selection model • Sites selected for customer demand, power access and speed to market 06 Experienced Operating Team ~15 yrs average industry experience • Senior team across data center, cloud and capital markets 5 (1) Buildout cost reflects company estimates for retrofit development and may vary by site, customer requirements, equipment availability and other factors. (2) Recent cloud TCV reflects the aggregate disclosed total contract value of the Paris region deployment and the Hyperbolic / Modal Labs agreement announced in May 2026. Figures are approximate and subject to final equipment delivery, acceptance milestones and contract terms.

SCALING INTO CUSTOMER DEMAND WhiteFiber has scaled from GPU cloud into an integrated AI infrastructure platform across data centers, cloud services and long-duration customer deployments. Jan. 2024 Cloud services launched Initial GPU cloud platform Oct. 2024 Enovum acquired Data center platform added Feb. 2025 WhiteFiber brand launched Cloud + data center platform unified May 2025 NC-1 acquired Flagship U.S. data center campus added Aug. 2025 WhiteFiber IPO Pure-play AI infrastructure platform Oct. 2025 MTL-3 operational Cerebras facility delivered in ~6 months Dec. 2025 Nscale anchor contract 40 MW IT load / ~$865M TCV May 2026 New cloud wins >$175M recent cloud contract value

OUR DATA CENTERS MEET THE STRINGENT DEMAND OF AI CUSTOMERS High Power Density and Robust Bandwidth Concurrent Maintainability 99.982% Uptime and No More than 1.6 Hours of Downtime Annually Infrastructures Supporting AI Workloads Differentiated Software Supporting AI Workloads Advanced and Highly Reliable Cooling Systems Uninterruptible Power Supply Strict Monitoring and Management Systems N+1 Redundancy Architecture ADDRESSING THE UNMET DEMAND FOR TIER-3 DATA CENTERS 7 SOC 2 Type 2 Source: Uptime Institute.

DATA CENTER SITE SELECTION DISCIPLINED SITE SELECTION LEADS TO ENHANCED RETURN SOLUTIONS 8 PROXIMITY TO METROPOLITAN AREAS > Positioned for low-latency to address long-term, specialized AI computing inference needs RETROFIT OPPORTUNITIES > Retrofit with cooling, security, redundancy, and network equipment to support AI-optimized hardware > Accelerated time-to-market and realized revenue(1) > Buildout cost per gross MW of $8-$10M (up to 40% cheaper than greenfield solutions)(1) SMALLER OR SUPPORTS MODULARITY > Smaller sites reduce risk, while certain larger sites can lend themselves to more efficient modular development ADDRESSES CUSTOMER DEMAND > Suitable for discerning customers beyond the largest hyperscalers POWER ACCESS > Locate sites with locked-in future power to expand over time TYPICAL CRITERIA BENEFITS (1) Source: Company estimate for industry average.

DATA CENTER PORTFOLIO

MTL-1
4 Gross MW

Leased with Purchase Option
COD: Jan. 2021

Capacity: 100% contracted
Customer: Multiple Customers
IT Load: 3 MW
Average Term: 2.5 years[1]

> MTL-1's full capacity is occupied by 14 customers across a variety of end markets



MTL-2
5 Gross MW

Fully Owned
COD: TBD

Capacity: TBD
Customer: TBD
IT Load: 3 MW
Average Term: TBD

> Flexibility for pure colocation model or WhiteFiber cloud deployment



MTL-3
7 Gross MW

Fully Owned
COD: Operational Q4 2025

Capacity: 100% Operational
Customer: Cerebras Systems
IT Load: 5 MW
Term: 5 years

> Cerebras builds computer systems for AI / deep learning applications



NC-1
99 Gross MW

Fully Owned
COD: Expected mid-2026

Capacity: 100% contracted [2]
Customer: Nscale
IT Load: 40 MW (1H26)
Term: 10 Years

> Initial 40 MW IT load contracted to Nscale (~$865M TCV)



WHITEFIBER

(1) MTL-1's full capacity is occupied under lease agreements with an average duration of approximately 30 months as of March 31, 2026.
(2) 100% contracted for Phase 1 & 2 capacity which represents 40 IT Load MW. Billing is expected to commence during second quarter of 2026, subject to completion of construction and commissioning. Full revenue contribution expected to begin during the third quarter of 2026 as the facility reaches contractual capacity.

9

MTL-3: CEREBRAS RETROFIT CASE STUDY

In March 2025, Cerebras selected WhiteFiber to design and deliver a Tier III-compliant retrofit data center on an **aggressive timeline**. Requirements included direct liquid cooling, redundancy, resiliency, and precision environmental control.

WhiteFiber converted a former mattress factory into custom build world class AI optimized data center **in only 6 months.**

5 MW
IT Load

< C$ 9M
Buildout cost per MW

1.3[(1)]
PUE

PROJECT HIGHLIGHTS

Complex Build – Record Time

- Site delivered in 6 months, versus 18+ months for typical greenfield builds
- Modular data center build approach and a specialized procurement ecosystem enabled expedited delivery

Direct-to-Chip Liquid Cooling

- Custom-engineered loops provided precision thermal management, enabling rack densities unachievable with conventional air cooling

Tier III Concurrently Maintainable Design

- Achieved 3→2 redundancy across critical systems, ensuring uptime guarantees with efficient capital deployment

(1) Versus industry standard of 1.45.

WHITEFIBER
10

NC-1: 10-YEAR ANCHOR CONTRACT WITH NSCALE

Customer	IT Load	Term	Total Contract Value[(1)]
NSCALE	40 MW	10 Years	$865M

Execution & Structure

- Modified gross lease with expense pass-through
- Retrofit development enables faster speed to market and lower cost
- Expected operational deployment in mid-2026, subject to final construction, delivery and acceptance milestones

Expansion & Financing

- Nscale receives priority notification rights for future site capacity
- Potential expansion toward ~2× initial deployment by end of 2027
- Project-level financing expected to support remaining deployment

(1) Approximately $865 million, inclusive of contractual annual rate escalators and non-recurring installation and build-related charges.

WHITEFIBER
11

NC-1 SITE OVERVIEW

SITE SNAPSHOT

54 MW Phase 1 & 2 Gross Capacity	**99 MW** Gross Capacity Under Utility Agreement(1)
~1,000,000 Leasable Square Feet	**100%(2)** Phase 1 & 2 Gross Capacity Contracted
~$45M Base cash purchase price (excl. Earnout3)	**100%** Ownership
Duke Energy Power Provider	**~$0.05 per kWh** Energy Cost

KEY HIGHLIGHTS

- Large retrofit project expected to reduce cost and expedite build time
- Located in data center corridor with eight hyperscale data centers within 100-mile radius
- Modular development plan supports phased capacity expansion
- Signed 10-year, 40MW IT load agreement with Nscale representing ~$865M TCV
- Transmission study with Duke Energy for additional 200MW



WHITEFIBER

(1) Per the Duke Energy Capacity Agreement, Duke Energy agreed to commercially reasonable efforts to achieve 99.0 MW by May 2029. Duke Energy has completed the work required to deliver the initial 54 gross MW of utility power to the NC-1 site. Management believes NC-1 may receive up to 200.0 gross MW of power supply over time subject to infrastructure upgrades and other conditions.
(2) For initial 40 IT Load MW across Phase 1 & 2.
(3) Excludes potential contingent payments based on future power delivery milestones.

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CLOUD SERVICES PLATFORM 13 > Access to Power and GPUs > AI Infrastructure Expertise > Security and Compliance > Optimization and Management CUTTING-EDGE GPUs TECH-DRIVEN OPTIMIZATION CUSTOMER NEEDS DEPLOYMENT MODELS > Reserved cloud instances for recurring workloads > Managed private cloud for enterprise customers > Bespoke deployments for large-scale AI compute demand BESPOKE SERVICES

NEW CLOUD SERVICES CONTRACT WINS

Contracted growth across owned GPU capacity and project-level financing

PARIS REGION

Paris Region Deployment

Investment-grade technology customer

>$160M	5 Yrs	Jul '26
Total Contract Value	Contract Term	Service Commences

- Advanced NVIDIA GPU systems deployed in France
- Supported by customer prepayments and project-level financing
- Limited long-term reliance on WhiteFiber's corporate balance sheet

U.S. — OWNED FLEET

Hyperbolic / Modal Labs

Modal Labs as end customer & reference partner

~$17M	2 Yrs	Jun '26
Total Contract Value	Contract Term	Revenue Begins

- Deploys H200 GPUs from WhiteFiber's existing owned fleet
- No incremental GPU capital expenditures required
- Modal Labs supports ongoing R&D via input on design and development

WHITEFIBER

Note: Cloud contract wins announced May 2026. TCV inclusive of contractual terms; figures approximate and subject to final acceptance milestones.

CROSS-DATA CENTER WORKLOADS 15 OPTIMIZE PERFORMANCE • Low-latency offering for inference needs • Provide compute closer to end-user • 80-kilometer range OVERCOME SCALE LIMITATIONS • Seamlessly expand across sites • Avoid single data center power and space constraints • Capitalize on fractional power sources BUILT-IN REDUNDANCY • Geographic load balancing • Minimize risk of single point of failure • Disaster recovery setup Operate GPU Clusters Across Multiple Data Centers Note: Cross-data workload technology expected to be commercially available in Q3 2026 per management estimates.

KEY INVESTMENT TAKEAWAYS A contracted AI infrastructure platform with near-term execution, capital-efficient growth and expansion upside. 01 Contracted Flagship Asset Anchored by a 10-year, 40 MW IT load agreement with Nscale, with expansion potential beyond the initial deployment. 02 Visible Near-Term Execution MTL-3 is operational and NC-1 Phase 1 & 2 are contracted, with additional capacity milestones ahead. 03 Cloud Services Momentum May 2026 wins represent >$175M of recent cloud contract value across owned-fleet and project-financed models. 04 Capital-Efficient Growth Model Customer prepayments, expense pass-throughs and project-level financing support growth with reduced corporate balance sheet reliance. 05 Robust Retrofit Acquisition Pipeline Evaluating retrofit acquisition opportunities where power access, customer demand and speed to market align. 06 Pure-Play AI Infrastructure Platform Public-market exposure to an integrated data center and cloud platform serving long-duration enterprise AI demand.

APPENDIX_

WHITEFIBER TEAM Sam Tabar Chief Executive Officer > Bit Digital – Chief Executive Officer > Bank of America – Head of Capital Strategy > Skadden, Arps – Lawyer, Mergers and Acquisitions Eric Huang Chief Financial Officer > Bit Digital – Chief Financial Officer > Long Soar Technology Limited – Co-Founder and Advisor > Bitotem Investment Management Limited – Founder and CEO Billy Krassakopoulos President > Enovum Data Centers – Chief Executive Officer > Estruxture Data Centers – Vice President > Netelligent Hosting Services – Founder 18

SELECT WHITEFIBER BOARD MEMBERS David Andre Independent Director > Google – Chief Science Officer at X, The Moonshot Factory > Cerebellum Capital – CEO, CTO Co-Founder > BodyMedia – Director of Research Pruitt Hall Independent Director > Kirkland – Director, Mission Critical Services > Falk Integrated Technologies – Director of Technology Services 19

WHITEFIBER, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME For the Three Months Ended March 31, 2026 and 2025 (Expressed in US dollars, except for the number of shares) For the Three Months Ended March 31, 2026 2025 Revenues Cloud services $ 16,766,543 $ 14,842,286 Colocation services 4,773,550 1,644,663 Other 383,358 280,567 Total Revenues 21,923,451 16,767,516 Operating costs and expenses Cost of revenue (exclusive of depreciation shown below) Cloud services (6,779,283) (6,104,841) Colocation services (1,952,783) (545,836) Depreciation and amortization expenses (6,441,112) (3,829,644) General and administrative expenses (17,770,097) (4,243,819) Total operating expenses (32,943,275) (14,724,140) (Loss) income from operations (11,019,824) 2,043,376 Net gain from disposal of property and equipment 1,821,729 Interest expense (1,995,033) Other income (loss), net 233,807 (20,937) Total other income (loss), net 60,503 (20,937) (Loss) income before income taxes (10,959,321) 2,022,439 Income tax expense (1,083,083) (594,603) Net (loss) income $ (12,042,404) $ 1,427,836 Other comprehensive (loss) income Foreign currency translation adjustment $ (1,968,297) $ (504,606) Total comprehensive (loss) income $ (14,010,701) $ 923,230 Weighted average number of ordinary shares outstanding Basic 38,392,469 27,043,750 Diluted 38,392,469 27,043,750 (Loss) earnings per share Basic $ (0.31) $ 0.05 Diluted $ (0.31) $ 0.05

WHITEFIBER, INC. RECONCILIATION OF ADJUSTED EBITDA For the Three Months Ended March 31, 2026 and 2025 (Expressed in US dollars) For the Three Months Ended March 31, 2026 2025 Reconciliation of non-GAAP (loss) income from operations: Net (loss) income $ (12,042,404) $ 1,427,836 Depreciation and amortization expenses 6,441,112 3,829,644 Interest expense 1,995,033 Income tax expense 1,083,083 594,603 EBITDA (2,523,176) 5,852,083 Adjustments: Net gain from disposal of property, plant and equipment (1,821,729) Share-based compensation expenses 7,346,379 138,013 Adjusted EBITDA $ 3,001,474 $ 5,990,096 Note: EBITDA and Adjusted EBITDA are non-GAAP measures.